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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 24, 2001
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                       (Date of earliest event reported)


                           Commonwealth Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-27942                   23-2828883
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


2 West Lafayette Street, Norristown, Pennsylvania                    19401
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(Address of principal executive offices)                           (Zip Code)


                                 (610) 251-1600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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     (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5. OTHER EVENTS

        Included as Exhibit 99 hereto is a presentation to analysts prepared by Commonwealth Bancorp, Inc. ("Commonwealth"), which appears on Commonwealth's web site, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Financial Statements.

               Not Applicable.

        (b)    Pro Forma Financial Information.

               Not Applicable.

        (c)    Exhibits:

               99       Analysts Presentation




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 COMMONWEALTH BANCORP, INC.



Date: October 24, 2001            By:    /s/Charles M. Johnston
                                         --------------------------------
                                         Charles M. Johnston
                                         Chief Financial Officer


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